General DataComm Industries, Inc.
                         Consolidated Balance Sheet (1)
                                November 30, 2002
                                   (Unaudited)

         In thousands

         ASSETS:
         Current Assets:
               Cash and cash equivalents                 $ 2,606
               Accounts receivable                         2,657
               Notes receivable                               68
               Inventories                                 4,175
               Deferred income taxes                         307
               Other current assets                          667
                                                        --------
                                                          10,480

          Property, plant and equipment, net                 272
          Land and buildings held for sale                 6,271
          Other assets                                         4
          Net assets of discontinued operations               58
                                                        --------

                                         Total Assets    $17,085
                                                        ========


         LIABILITIES AND STOCKHOLDERS' EQUITY:
         Current liabilities:

         Liabilities not subject to compromise
         -------------------------------------
               Accounts payable, trade                       704
               Accrued payroll and payroll-related costs     336
               Accrued expenses and other current liab.    1,787
                                                          ------
                                                           2,827

         Liabilities  subject  to  compromise
                Revolving credit loan                    $     0
                Notes payable                             24,369 (2)
                Mortgages  payable on real
                  estate held for sale                       168
                7 3/4% Convertible debentures              3,000
                Accounts payable, trade                   21,404
                Accrued  payroll and
                  payroll-related costs                    2,573
                Accrued expenses and other
                  current liab.                           15,777
                                                          ------
                                                          67,291

         Deferred income taxes                               448
                                                          ------
                                    Total Liabilities     70,566

         Redeemable 5% Preferred Stock                     3,043

         Stockholders' equity:
               Preferred stock                               788
               Common stock                                3,328
               Paid-in-capital                           191,313
               Accumulated deficit                      (250,514)(2)
                Less: Treasury stock                      (1,439)
                                                        ---------
                                                         (56,524)
                                                        ---------

           Total Liabilities and Stockholders' Equity   $ 17,085
                                                        ========

________________________

   (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

   (2)  Excludes $2,942 interest/fees on secured debt that may not be payable.

                             General DataComm Industries, Inc.
                                Statement of Operations (1)
                          One Fiscal Month Ended November 30, 2002
                                        (Unaudited)
                                        ($ in 000's)

          Sales                                                  $ 1,427
          Cost of Sales                                              721
                                                                 -------
          Gross Margin                                               706

          Operating Expenses:
               Selling, general & administrative                     551
               Research & development                                253
                                                                --------
                                                                     804

          Operating income                                           (98)

          Interest expense(contractual interest/fees $374)             -
          Gain on legal settlement                                     -
          Other, net                                                  (6)
                                                                ---------

          Earnings(loss) before reorganization items,
            income taxes and discontinued operations                 (92)
          Reorganization items:
               Professional fees                                     200
                                                                ---------

          Gain(loss) before income taxes
            and discontinued operations                             (292)

          Income tax provision                                        13
                                                                --------

          Income(loss) before discontinued operations               (305)

          Income(loss) from discontinued operations                   58
                                                                --------

          Net income(loss)                                        $ (247)
                                                                =========

 (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

                        General DataComm Industries, Inc
                            Statement of Cash Flows
                   For the One Month Ended November 30, 2002
                                (Unaudited) (1)
                                  ($ in 000's)
                Increase (Decrease) in Cash and Cash Equivalents


            Cash flows from operating activities:
                Cash received from customers                   $  2,017
                Non A/R cash                                        242
                Cash paid to suppliers and employees             (1,539)
                                                               ---------
            Net cash provided by operating activities
                before reorganization items                         720

            Operating cash flows from reorganization items:
                Professional fees                                  (351)
                                                                --------
            Net cash used by reorganization items                  (351)

            Net cash provided by operating activities               369

            Cash flows from financing activities:
                 Principal payments on debt                        (591)
                                                                --------
            Net cash used in financing activities                  (591)
                                                                --------
            Net increase(decrease) in cash                      $  (222)
                                                                ========

            Cash at beginning of period                           2,828
            Cash at end of period                               $ 2,606


            Reconciliation of net income to net cash provided
               by (used in) operating activities
            Net income (loss)                                   $  (247)

            Depreciation                                             82
           (Increase) decrease in accounts receivable               470
           (Increase) decrease in notes receivable                    -
           (Increase) decrease in inventory                         (85)
           (Increase) decrease in net assets -
             for discontinued operations                            136
           (Increase) decrease in other current assets               10
           Increase (decrease) in postpetition payables
             and other current liabilities                            3
                                                                -------
           Net cash provided by operating activities            $   369
                                                                 ======
______________________

  (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.